Exhibit 99.2

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC

Combined Financial Statements
December 31, 2007 and 2006

Conner & Associates, PC
Certified Public Accountants

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC

Table of Contents

December 31, 2007 and 2006

and
ECRV Hanover Hospitality Leaseco, LLC
for the period June 16, 2006 (date of inception) to December 31, 2007

ECRV Clinton Leaseco, LLC

for the period March 08, 2007 (date of inception) to December 31, 2007

ECRV FM Leaseco, LLC
for the period May 10, 2007 (date of inception) to December 31, 2007

Report of Independent Registered Public Accounting Firm	1

Combined Balance Sheets	2

Combined Statements of Operations	4

Combined Statements of Member’s Equity	5

Combined Statements of Cash Flows	6

Notes to the Combined Financial Statements	8

Conner & Associates, PC
CERTIFIED PUBLIC ACCOUNTANTS
110 SOUTH STATE STREET
SUITE 200
NEWTOWN, PENNSYLVANIA 18940
215/860-3322
fax 215/860-3653

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Sole Director and Sole Member
ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC

We have audited the accompanying combined balance sheets of ECRV Hanover Hospitality Leaseco, LLC, ECRV Clinton Leaseco, LLC, and ECRV FM Leaseco, LLC. (collectively, “the Companies) (single-member limited liability companies) as of December 31, 2007 and 2006, and the related combined statements of operations, member’s equity, and cash flows for the following periods; ECRV Hanover Hospitality Leaseco, LLC for the period June 16, 2006 (date of inception) to December 31, 2007; ECRV Clinton Leaseco, LLC for the period March 08, 2007 (date of inception) to December 31, 2007; and ECRV FM Leaseco, LLC for the period June 10, 2007 (date of inception) to December 31, 2007. These combined financial statements are the responsibility of the Companies management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Companies have determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal controls over financial reporting. Accordingly, we express no such opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Companies and the results of their operations and their cash flows for the following periods; ECRV Hanover Hospitality Leaseco, LLC for the period June 16, 2006 (date of inception) to December 31, 2007; ECRV Clinton Leaseco, LLC for the period March 08, 2007 (date of inception) to December 31, 2007; and ECRV FM Leaseco, LLC for the period June 10, 2007 (date of inception) to December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

27 May 2008 Newtown, Pennsylvania	/s/ Conner & Associates, PC

REGISTERED FIRM OF THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD (PCAOB)
MEMBER FIRM OF CPA CONNECT
RECIPIENT OF THE PHILADELPHIA 100 AWARD
www.connercpa.com

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Combined Balance Sheets
 December 31, 2007 and 2006

ASSETS
	2007	2006
Current assets
Cash	$806,806	$334,586
Prepaid expenses	134,490	106,012
Accounts receivable	107,821	-
Ledger accounts	179,025	-
Total current assets	1,228,142	440,598

Fixed Assets
Furniture and fixtures	3,727,591	220,625
Less: accumulated depreciation	(233,863)	(14,708)
Total fixed assets	3,493,728	205,917

Other assets
Escrow reserves	(54,956)	17,723
Franchise fees	144,500	64,500
Deposits	17,412	-
Total other assets	106,956	82,223

Total assets	$4,828,826	$728,738

See accompanying notes to financial statements, which are an integral part of the financial statements.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Combined Balance Sheets December 31, 2007 and 2006

LIABILITIES AND MEMBER'S EQUITY

	2007	2006
Current liabilities
Accounts payable and accrued expenses	$351,361	$69,761
Accrued salaries and wages	91,144	32,069
Management fees payable	35,164	10,933
Taxes payable, rooms	69,214	69,484
Taxes payable, other	146,138	10,389
Total current liabilities	693,021	192,636

Long term liabilities
Advances from member	260,000	-
Total liabilities	953,021	192,636

Commitments and contingencies	-	-

Member's equity
Member's equity contribution	4,349,121	404,497
Retained earnings (deficit)	(473,316)	131,605
Total member's equity	3,875,805	536,102

Total liabilities and member's equity	$4,828,826	$728,738

See accompanying notes to financial statements, which are an integral part of the financial statements.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Combined Statements of Operations

	For the period (1) from (Inception) to December 31, 2007	For the period June 16, 2006 (Inception) to December 31, 2006
Revenue
Rooms	$6,918,220	$1,407,774
Food and beverage	159,782	27,289
Other income	475,044	44,747
Total operating revenue	7,553,046	1,479,810

Operating expenses
Rooms	1,967,157	386,752
Food and beverage	56,188	9,754
Rent	3,125,214	391,351
Management and franchise fees	894,287	224,464
General and administrative	585,532	117,824
Depreciation and amortization	233,863	14,708
Other expenses	1,234,273	205,171
Total operating expenses	8,096,514	1,350,024

Income from operations	(543,468)	129,786

Other income (expense),
Interest income	5,383	1,819
Interest expense	(66,836)	-
Total other income (expense)	(61,453)	1,819

Income (loss) before provision for income taxes	(604,921)	131,605

Provision for income taxes	-	-

Net income (loss)	$(604,921)	$131,605

(1) ECRV Hanover Hospitality Leaseco, LLC date of inception was June 16, 2006
 (1) ECRV Clinton Leaseco, LLC date of inception was March 08, 2007
(1) ECRV FM Leaseco, LLC date of inception was May 10, 2007

See accompanying notes to financial statements, which are an integral part of the financial statements.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Combined Statements of Changes in Member's Equity

	Member's Equity	Retained Earnings	Total Member's Equity
Balance, June 16, 2006 (1)	$-	$-	$-

Member's equity contribution - Hanover	404,497	-	404,497

Net income	-	131,605	131,605

Balance, December 31, 2006	404,497	131,605	536,102

Member's equity contribution - Clinton (2)	1,660,778	-	1,660,778

Member's equity contribution - Absecon (3)	2,280,846	-	2,280,846

Additional equity contribution - Hanover	73,000	-	73,000

Return of equity contribution - Hanover	(70,000)	-	(70,000)

Net income (loss)	-	(604,921)	(604,921)

Balance, December 31, 2007	$4,349,121	$(473,316)	$3,875,805

1 ECRV Hanover Hospitality Leaseco, LLC date of inception was June 16, 2006 (Hanover)
2 ECRV Clinton Leaseco, LLC date of inception was March 08, 2007 (Clinton)
 3 ECRV FM Leaseco, LLC date of inception was May 10, 2007 (Absecon)

See accompanying notes to financial statements, which are an integral part of the financial statements.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Combined Statements of Cash Flows

	For the period (1) from (Inception) to December 31, 2007	For the period June 16, 2006 (Inception) to December 31, 2006
Cash flows from operating activities
Net income (deficit)	$(604,921)	$131,605
Adjustments to reconcile net income to cash used in operating activities
Depreciation and amortization	219,155	14,708
Changes in operating asstes and liabilities:
(Increase) decrease in:
Prepaid expenses	(28,479)	(106,012)
Accounts receivable	(107,821)	-
Ledger accounts	(179,025)	-
Deposits	(17,412)	-
Increase (decrease) in:
Accounts payable and accrued expenses	281,600	69,761
Accrued salaries and wages	59,075	32,069
Management fees payable	24,232	10,933
Taxes payable, rooms	(270)	69,484
Taxes payable, other	135,749	10,389
Cash flows (used in) provided by operating activities	(218,117)	232,937

Cash flows from investing activities
Purchases of furniture and fixtures	(3,434,287)	(238,348)
Payment for franchise fees	(80,000)	(64,500)
Cash flows (used in) investing activities	(3,514,287)	(302,848)

Cash flows provided by financing activities
Member's equity contribution	3,944,624	404,497
Advances from member	260,000	-
Cash flows provided by financing activities	4,204,624	404,497

Net increase in cash	472,220	334,586

Cash, beginning of period	334,586	-

Cash, end of period	$806,806	$334,586

(1) ECRV Hanover Hospitality Leaseco, LLC date of inception was June 16, 2006
 (1) ECRV Clinton Leaseco, LLC date of inception was March 08, 2007
(1) ECRV FM Leaseco, LLC date of inception was May 10, 2007

See accompanying notes to financial statements, which are an integral part of the financial statements.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Combined Statements of Cash Flows

	For the period (1) from (Inception) to December 31, 2007	For the period June 16, 2006 (Inception) to December 31, 2006
Supplemental disclosures of cash flow information:
Income taxes paid	$-	$-
Interest paid	66,836	-

(1) ECRV Hanover Hospitality Leaseco, LLC date of inception was June 16, 2006
 (1) ECRV Clinton Leaseco, LLC date of inception was March 08, 2007
(1) ECRV FM Leaseco, LLC date of inception was May 10, 2007

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Notes to Combined Financial Statements
December 31, 2007 and 2006

Note 1. Organization and Summary of Significant Accounting Policies

Organization

ECRV Hanover Hospitality Leaseco, LLC (“Hanover”) was organized as a limited liability company under the laws of the State of Delaware on June 16, 2006.

ECRV Clinton Leaseco, LLC (“Clinton”) was organized as a limited liability company under the laws of the State of Delaware on March 08, 2007.

ECRV FM Leaseco, LLC (“Absecon”) was organized as a limited liability company under the laws of the State of Delaware on May 10, 2007.

Hanover leases the Holiday Inn Express flag for a hotel located in Hanover, Maryland. Absecon leases the Marriott’s Fairfield Inn flag for a hotel located in Absecon, New Jersey. The Clinton is a private hotel located in South Beach, Miami, Florida with no franchise or licensing agreements. Under separate management agreements, the Companies have engaged the services of Park Place Hospitality, Inc. (“PPHG”) to run the operations of the hotels. PPHG’s base of operations is located in Charlotte, North Carolina.

Under each management agreement, PPHG receives a 3.5% management fee based on gross income, and an incentive fee based on gross operating profit. In addition, under Absecon’s agreement, additional fees for managing property improvements’ (the PIP) equal to a fixed incentive fee of 10% to 15% of these costs.

Background and Related Parties

East Cost Realty Ventures, LLC (“ECRV”), is an Internal Revenue Service (“IRS”) Section 1031 Tenant-in-Common Sponsor. ECRV is the sole limited liability company member of the Company. ECRV is owned 100% by Frederic Richardson. Mr. Richardson is the sole director, and President/CEO of the Companies.

In a tenants-in-common investment, multiple qualified property owners come together to purchase a large, institutional–grade property, however, not as limited partners in a partnership, but as individual owners. Each co-owner willing to assume the inherent risks and expenses associated with real estate investments, including the fluctuations in the real estate market, receives an individual deed at closing for his or her own undivided fractional interest in the entire real estate investment.

Tax-related guidance (ruling guidelines) on tenants in common (TIC) investments is provided for in Revenue Procedure 2002-22 issued by the IRS. The revenue procedure does not state substantive law; however, it sets forth the conditions under which the IRS will consider a request for a revenue ruling that an undivided fractional interest in rental real property is not an interest in an entity such as a partnership.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Notes to Combined Financial Statements
December 31, 2007 and 2006

Each 1031 exchange tenants in common property owner has all of the same rights as a single owner and shares the proportionate share of risk, as well as net income or losses, related tax benefits, and growth or loss of market value with other 1031 exchange tenants in common investors.

An exchange into tenants in common property allows a qualified real estate investor to defer capital gains tax in accordance with tenants in common requirements.

ECRV is focused primarily on doing business within the hospitality industry. When ECRV purchases a hotel, in order for the purchase to remain qualified for 1031 exchange status, the exchange must be like-kind; i.e. of an identical nature to the presently owned property.

For the purchase of a hotel to qualify as a like-kind exchange, the operations must be separated from the real estate. The building owners then lease the space to the tenant; i.e. the operations, in this particular case the Companies. The operations pay base rent and additional rent and a master lease agreement are signed by the lessee (the Companies) and each of the individual owners of the building.

New Accounting Pronouncements

In March 2008, the FASB issued FAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Companies do not anticipate a material impact upon adoption.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations.” SFAS No. 141(R) changes the accounting for and reporting of business combination transactions in the following way: Recognition with certain exceptions, of 100% of the fair values of assets acquired, liabilities assumed, and non controlling interests of acquired businesses; measurement of all acquirer shares issued in consideration for a business combination at fair value on the acquisition date; recognition of contingent consideration arrangements at their acquisition date fair values, with subsequent changes in fair value generally reflected in earnings; recognition of pre-acquisition gain and loss contingencies at their acquisition date fair value; capitalization of in-process research and development (IPR&D) assets acquired at acquisition date fair value; recognition of acquisition-related transaction costs as expense when incurred; recognition of acquisition-related restructuring cost accruals in acquisition accounting only if the criteria in Statement No. 146 are met as of the acquisition date; and recognition of changes in the acquirer’s income tax valuation allowance resulting from the business combination separately from the business combination as adjustments to income tax expense.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Notes to Combined Financial Statements
December 31, 2007 and 2006

SFAS No. 141(R) is effective for the first annual reporting period beginning on or after December 15, 2008 with earlier adoption prohibited. The adoption of SFAS No. 141(R) will affect valuation of business acquisitions made in 2009 and forward.

In February 2007, the FASB issued FAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115” (“FAS 159”). FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. This provides entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without being required to apply complex hedge accounting provisions. FAS 159 is effective for fiscal years beginning after November 15, 2007, and the Companies are currently evaluating the impact that FAS 159 will have on its financial position and results of operations once adopted.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin 108, “Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 provides interpretive guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment and is effective for fiscal years ending after November 15, 2006. The adoption of SAB 108 had no impact on the Company’s financial statements for the years ended December 31, 2007 and 2006, respectively.

In September 2006, the FASB issued FAS No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value, expands disclosures about fair value measurements and is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact this statement will have on its consolidated financial statements.

In June 2006, the FASB ratified the consensus of Emerging Issues Task Force Issue No. 06-3, “How Taxes Collected from Customers and Remitted to Governmental Authorities Should be Presented in the Income Statement (That is, Gross versus Net Presentation)” (EITF 06-3). EITF 06-3 concluded that the presentation of taxes imposed on revenue producing transactions (sales, use, value add, and excise taxes) on either a gross (included in revenues and costs) or a net (excluded from revenues) basis is an accounting policy that should be disclosed. The Companies have adopted the gross basis for presentation for the year ended December 31, 2007 and 2006, which did not have any impact on our results of operations or financial condition.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Notes to Combined Financial Statements
December 31, 2007 and 2006

FASB Interpretation No. (FIN) 46, “Consolidation of Variable Interest Entities”

As of December 31, 2007 and 2006, the Companies considered the provisions of FASB Interpretation No. (FIN) 46, “Consolidation of Variable Interest Entities” specifically as it relates to the Companies sole managing member, East Coast Realty Ventures, LLC, along with other entities controlled by Mr. Richardson. As of December 31, 2007 and 2006, the accompanying financial statements only include the accounts of the Companies.

Cash and Cash Equivalents

The Companies consider all highly liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash or cash equivalents. Balances in bank accounts may, from time to time, exceed federally insured limits. As of December 31, 2007 and 2006 the Companies maintained cash balances of $806,806 and $334,586 respectively.

Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosure. Accordingly, actual results could differ from those estimates.

Long-Lived Assets

Long-lived assets, primarily furniture and equipment, are reviewed monthly for impairment; i.e. the market value of the asset falls below the carrying value indicating that the carrying value of the asset is highly unlikely to be recovered. Impairment is necessary when the undiscounted cash flows estimated to be generated by the asset are less than the carrying value of the asset.

Income Taxes

The Companies are single-member limited liability companies and as such are considered disregarded entities for tax purposes. All items of income, loss, deductions and credits are reflected on Mr. Richardson’s 2007 and 2006 personal income tax returns. Since a balance sheet is not required to be presented for income tax purposes, the book to tax adjustments have not been determined. The accompanying combined financial statements do not reflect any federal nor state income tax payable as of December 31, 2007 and 2006.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Notes to Combined Financial Statements
December 31, 2007 and 2006

Fair Value of Financial Instruments

The Companies measure their financial assets and liabilities in accordance with accounting principles generally accepted in the United States. For certain of the Company’s financial instruments, including cash, accounts payable and accrued expenses, the carrying amounts approximate fair value due to their short maturities.

Income and Expense Recognition

The Companies recognize income from the management of the properties in accordance with the accrual basis of accounting, that is, when the services and products are provided for hotel guests and there is no uncertainty as to cash collections; i.e. upon receipt of cash/check payment or credit card from the hotel guests.

The Companies recognize expenses related to the management of the properties in accordance with the accrual basis of accounting, that is, when the expense is incurred.

Park Place Hospitality, Inc. handles all the requisite accounting functions for the Companies. Advertising, Sales and Marketing Expenses
The Companies incur sales and marketing expenses in conjunction with the production of promotional materials, and related travel costs. In accordance with the AICPA’s Statement of Position No. 93-7 “Reporting on Advertising Costs”, the Companies expense advertising and marketing costs as incurred or as the advertising takes place.

The accompanying combined financial statements reflect sales and marketing expenses for the periods of December 31, 2007 and for the period June 16, 2006 (inception) to December 31, 2006 of $139,906 and $45, 501 respectively.

Note 2.  Furniture and Fixtures

Furniture and fixtures are recorded at cost. Depreciation is computed using the straight-line method; i.e. original cost divided by the estimated useful lives of the related assets, which is 5 years. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounting records, and any resulting gain or loss is reflected in the Statement of Operations for the period. The cost of maintenance and repairs are charged to income as incurred. Renewals and betterments are capitalized and depreciated over their estimated useful lives.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Notes to Combined Financial Statements
December 31, 2007 and 2006

As of December 31, 2007 and 2006, furniture and fixtures consisted of the following:

Hanover
	2007	2006
Furniture and fixtures	$227,291	$220,625
Less: accumulated depreciation	(58,833)	(14,708)
Total	$168,458	$205,917

Clinton
2007
Furniture and fixtures	$1,400,300
Less: accumulated depreciation	(280,060)
Total	$1,120,240

Absecon
2007
Furniture and fixtures	$2,100,000
Less: accumulated depreciation	(35,000)
Total	$2,065,000

Note 3.  Property Improvement Plan

A Property Improvement Plan (PIP) in the amount of $1.1 million was reserved at the closing of the transaction and is owned by Absecon. The funds are held by the lender to cover the deferred maintenance obligations required by the Marriott Corporation to maintain the Fairfield flag.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Notes to Combined Financial Statements
December 31, 2007 and 2006

Listed below is a schedule of what maintenance has been required by Marriott and the estimated cost.

Lobby	$85,000
Meeting and Board Rooms	20,000
Public Rest Rooms	2,500
Exercise Room	18,000
Pool	17,000
Office	5,000
Employee Dining	2,500
Back of the House	5,000
Corridors/Stairwells	85,000
Guest Rooms and Doors	260,000
Guest Bathrooms	75,000
Wall Vinyl	150,000
Porte	75,000
Building Exterior	50,000
Hardscape and Parking Area	35,000
Arch Façade	120,000
Engineering and Other	100,000
Total	$1,105,000

All of the work must be completed with six months of purchase. There is a possibility that the actual costs may exceed the estimated cost. There is a possibility that the costs could rise to $1.75 million; i.e., $650,000 over the escrowed amount.

Marriott issued a date extension for the property on May 13, 2008. The PIP is scheduled to start September 2008 and will be completed on or before December 31, 2008.

Note 4.  Franchise Fees

As of December 31, 2007, Hanover paid $64,500 in franchise fees for the use of the Holiday Inn Express Flag, and Absecon paid $80,000 in franchise fees for the use of Marriott’s Fairfield Inn flag. Clinton did not incur any franchise fees when it was acquired in 2007.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Notes to Combined Financial Statements
December 31, 2007 and 2006

Note 5.  Member’s Equity

The member’s equity represents East Coast Realty Ventures, LLC’s (“ECRV”) cash contributed to each of the Companies at inception to fund the operating accounts plus additional contributions in January 2007 in Hanover less the return of the initial investment in Hanover plus the net income generated for the periods through December 31, 2007 and 2006, respectively.

Note 6.  Base Rent and Additional Rent

There exists a triple net master lease between each of the Companies, the master lessee and the tenant in common investors who own the buildings, in accordance with the master lease agreements. The master lease agreements have a term of 15 years, but shall terminate upon the sale of the properties by the investors.

The tenants in common investors acquired the property subject to the master lease and became parties to the master lease. Except for certain reserves and escrows that are required under the terms of the loan, the master lessee is responsible for all costs of operating, managing, leasing, and maintaining the property during the term, excluding the payment of all capital expenses, which have been defined in the master lease.

Base Rent: Hanover

Hanover pays base rent in equal monthly installments derived from the following annual yields on net cash equity investment:

Year	Annual Yield	Year	Annual Yield
Year 1	8.00%	Year 6	10.50%
Year 2	8.50%	year 7	10.50%
Year 3	9.00%	Year 8	10.50%
Year 4	9.25%	Year 9	10.50%
Year 5	10.50%	Year 10 - 15	10.50%

Base rent is paid, monthly, in arrears as follows:

Year	Total Base	Year	Total Base
Year 1	$756,000	Year 6	$992,250
Year 2	803,250	Year 7	992,250
Year 3	850,500	Year 8	992,250
Year 4	874,125	Year 9	992,250
Year 5	992,250	Year 10 - 15	992,250

Additional rent due under the lease is a combination of the principal, interest, reserves, tax, and insurance escrows due under the loan. Any funds remaining in any of the reserves or escrows are the property of Hanover.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Notes to Combined Financial Statements
December 31, 2007 and 2006

Base Rent: Clinton

Clinton pays the base rent in equal monthly installments derived from the following annual yields on net cash equity investment:

Year	Annual Yield	Year	Annual Yield
Year 1	8.00%	Year 6	9.00%
Year 2	8.25%	Year 7	9.00%
Year 3	8.50%	Year 8	9.00%
Year 4	8.75%	Year 9	9.00%
Year 5	9.00%	Year 10 - 15	9.00%

Base rent is paid, monthly, in arrears as follows:

Year	Total Base	Year	Total Base
Year 1	$616,000	Year 6	$693,000
Year 2	635,250	Year 7	693,000
Year 3	654,500	Year 8	693,000
Year 4	673,750	Year 9	693,000
Year 5	693,000	Year 10 - 15	693,000

Additional rent due under the lease is a combination of the principal, interest, reserves, tax, and insurance escrows due under the loan. Any funds remaining in any of the reserves or escrows are the property of the Companies.

Base Rent: Absecon

Rental payments shall be equivalent to a cumulative and compounding annualized return of 10% on the $2,150,000 purchase price plus $150,000, at risk, interest rate reserve required by Prudential ($230,000).

The additional rent payments are equal to the mortgage, principle plus interest and the tax, insurance, and reserves, less the Furniture, Fixtures & Equipment (“FF&E”) reserve. The FF&E reserve is paid by Absecon as part of the additional rent payment, but the control of the reserve belongs to Absecon. The reserve will be used exclusively to pay for the direct FF&E needs of the hotel operation as determined by the managing member of the entity that manages Absecon and Park Place Hospitality Group.

Excess funds, over and above the current needs of the Base Rent Escrow Account and the FF&E escrow reserve are deemed “excess” and distributed periodically to the investor and Absecon as follows: 75% to investor as a rent extension payment and 25% to Absecon for services. This distribution sharing is subject to investor receiving full repayment of all invested funds and any accrued base rent through either refinancing or the excess distributable cash flow.

ECRV Hanover Hospitality Leaseco, LLC
ECRV Clinton Leaseco, LLC
ECRV FM Leaseco, LLC
Notes to Combined Financial Statements
December 31, 2007 and 2006

Note 7. Subsequent Events

Effective April 7, 2008, 100% of the membership interest in all three Companies were exchanged for stock in a newly formed holding company, ECV Holdings, Inc. The Companies and their legal counsel have structured this agreement to comply with the provisions of Section 351 of the Internal Revenue Code wherein the Companies are treating it as a tax-free reorganization for federal tax purposes.

Effective May 8, 2008, ECV Holdings, Inc. entered into a share exchange agreement with Flora Nutrients, Inc., a non-reporting small public company listed on the Pink Sheets Grey Market under the symbol; FLNU. Effective with this agreement, ECV Holdings, Inc. is a wholly-owned subsidiary of the small public company which is in the process of changing its name. The three limited liability companies (the Companies) that manage the hotel properties remain wholly- owned subsidiaries of ECV Holdings, Inc.

Effective May 13, 2008, Marriott has issued a date extension for the property located in Absecon, New Jersey. The property improvement plan (PIP) is scheduled to start September 2008 and is expected be completed on or before December 31, 2008.